Net financial expenses/(income)	12 Months Ended
Dec. 31, 2025
Analysis of income and expense [abstract]
Net financial expenses/(income)

6.	Net financial expenses/(income)
Net financial expenses/(income) were as follows:

	Years ended December 31,
(€ million)	2025	2024	2023
Interest income and other financial income	1,218	1,995	2,678

Financial expenses:
Interest expense and other financial expenses:	1,188	1,248	1,064
Interest expense on notes	596	430	386
Interest expense on borrowings from bank	56	121	59
Other interest cost and financial expenses	536	697	619
Interest on lease liabilities	84	64	63
Write-down and reversals of write-downs of financial assets	27	(88)	128
Net interest expense/(income) on employee benefits provisions	204	211	203
Total Financial expenses	1,503	1,435	1,458
Net expenses from derivative financial instruments and exchange rate differences	66	215	1,178
Total Financial expenses and Net expenses from derivative financial instruments and exchange rate differences	1,569	1,650	2,636

Net Financial expenses/(income)	351	(345)	(42)
Other interest cost and financial expenses include the effects of hyperinflation, discounting provisions and other miscellaneous finance expenses.
Net financial expenses amounted to €351 million for the year ended December 31, 2025, compared to Net financial income of €345 million for the year ended December 31, 2024. The variation is primarily driven by the lower interest income from liquidity investments, reflecting both reduced liquidity levels and a decline in short-
term market rates, and expenses recognized during the period upon termination of commodity derivative contracts. This is partially offset by lower losses on the net monetary position of hyperinflationary economies.
Net financial expenses/(income) for the year ended December 31, 2025, include €94 million losses (€382 million and €215 million losses for the years ended December 31, 2024 and 2023, respectively) on the net monetary position of entities whose functional currency is the currency of hyperinflationary economies, relating to
Argentine Peso and Turkish Lira. The decrease mainly reflects the reduced inflation rate in Argentina and the disposal of Stellantis Türkiye.
In 2021, Stellantis’ investment in Credit Suisse Asset Management’s supply chain finance funds was impacted by the suspension of redemptions and the initiation of the fund liquidation. Approximately 67 percent of the investment was recovered that year, with no material proceeds in 2022 or 2023. Due to increased uncertainty regarding the recoverability of the investment, in 2023 Stellantis impaired the remaining €132 million, reported within Net financial expenses/(income). Following UBS’s acquisition of Credit Suisse Asset Management,
Stellantis accepted a €92 million offer in July 2024 (90 percent of the last determined value of its investment), with payment received in August and recognized Net financial expenses/(income). This is reported as Write-
down and reversals of write-downs of financial assets in 2023 and 2024, respectively.